Exhibit 99.1
Corporate Overview March 2023

2 Forward-looking statements This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbour provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, market opportunity, competitive position and potential growth opportunities are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our reliance on the maintenance on certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of the COVID-19 pandemic, geopolitical issues and inflation on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

3 Investment Thesis Next generation platforms for iNK and gamma delta iT candidates Foundational investments in iPSC technology, genetic editing, and manufacturing Experienced team in R&D, immuno-oncology, manufacturing and commercialization Exemplified by FDA clearance of Century’s first IND for CNTY-101 & trial execution Well capitalized with cash runway into 2026 Operational efficiencies designed to enable delivery on key milestones, clinical data

iPSC Platform

5 Building a next generation allogeneic cell therapy platform Gene Editing • Proprietary gene editing platform • CRISPR MAD7-derived gene editing for precise transgene integration Protein Engineering • Developing proprietary next-generation CARs • Universal tumor targeting platform iPSC Differentiation/Manufacturing • Scalable protocols and processes to produce highly functional iNK and iT cell products iPSC Reprogramming • Comprehensive collection of clinical grade lines (CD34+ HSC, αβ T cell, γδ T cell derived) Vertically integrated capabilities differentiate Century’s approach

6 Foundational investments in iPSC know-how and manufacturing Established in-house manufacturing accelerates learnings and enables faster product iteration • 53,000 ft2 facility • Designed to produce multiple immune cell types • Two sites provides optionality and maximizes flexibility iPSC license and collaboration agreement established in 2018 • Access to clinical grade iPSC lines • Exclusive IP and know-how to generate immune effector cells using feeder-free methods (NK, T, Mac, DC) • FCDI GMP manufacturing capacity for Century’s product candidates • Leveraging two decades of research & investment at University of Wisconsin and FCDI

7 Multiple gene edits (KO/KI) iPSC bank Precision CRISPR MAD7 mediated sequential gene editing of iPSC cells generates uniform product candidates Engineered iPSC Master Cell Bank (MCB) Advantages of Century’s Platform Precise CRISPR mediated homology directed repair reduces off-target integration Stepwise and efficient gene editing avoids risky multiplex modification and structural variants Quality control through generation of homogenous MCB establishes genomic product integrity Manufacturing begins at the MCB, confirmed to be free from genetic aberrations Sequential selection steps iSPC Precision Engineering CRISPR-mediated HDR (MAD 7)

8 Potential to drive durable responses with engineering to resist immune rejection Allo-EvasionTM edits + repeat dosing = potential greater durability Next-wave of allogeneic cell therapies must solve for challenge of rejection

9 Allo-EvasionTM 1.0 designed to overcome 3 major pathways of host vs graft rejection 1. Deletion of β2M, a protein required to express HLA-1 on the cell surface prevents recognition by CD8 T cells 2. Knock out of CIITA eliminates HLA-II expression to escape elimination by CD4 T cells 3. Knock-in of HLA-E prevents killing by NK cells β2M KO (HLA-I) HLA-E KI CIITA KO (HLA-II) CD8+ T Cell CD4+ T Cell NK cell 3 core edits disarm host cells from eliminating therapy

10 Allo-EvasionTM 3.0 Provides Additional Protection Against NK Cell Killing 1. Deletion of β2M, a protein required to express HLA-1 on the cell surface prevents recognition by CD8 T cells 2. Knock out of CIITA eliminates HLA-II expression to escape elimination by CD4 T cells 3. Knock-in of HLA-E prevents killing by NK cells 4. Knock-in of HLA-G improves protection against killing by NK cells β2M KO (HLA-I) HLA-E KI CIITA KO (HLA-II) CD8+ T Cell CD4+ T Cell NK cell 4 core edits disarm host cells from eliminating therapy HLA-G KI

11 Expression of HLA-E + HLA-G further protects from NK cell killing HLA-E HLA-G NKG2A KIRs, LIRs Activating ligand Activating receptor Proof-of-Concept Study with HLA-I Null K562 Cells Engineered with HLA-E and HLA-G 0.125 0.25 0.5 1 2 4 8 16 32 0 20 40 60 80 100 Donor RC01 Ratio (E:T) % Killing Parental K562 HLA-G K562 HLA-E K562 HLA-E+G K562 The Combination of HLA-E + HLA-G Improved Protection to Killing by Allogeneic NK Cells • HLA-E and HLA-G engage different receptors on NK cells including NKG2A, KIRs, and LIRs • The expression of NKG2A, KIRs, and LIRs varies among NK cells from different donors Agglomerated Data from 22 NK Cell Donors No edit HLA-G HLA-E HLA-E/G 0.0 0.2 0.4 0.6 0.8 1.0 Relative cytolysis

Pipeline and Franchises

13 Product iPSC Platform Targets Indications Discovery Preclinical Clinical Collaborator P1 P2 P3 CNTY-101 iNK CD19 B-Cell Malignancies CNTY-102 iT CD19 + CD22 B-Cell Malignancies CNTY-107 iT Nectin-4 Solid Tumors Programs in Collaboration CNTY-104 iNK/iT Multi-specific Acute Myeloid Leukemia CNTY-106 iNK/iT Multi-specific Multiple Myeloma Research Programs Discovery iNK/iT TBD Hematological / Solid Tumors Pipeline Product candidate pipeline across cell platforms and targets in solid and hematologic cancers Solid Tumors Hematologic Tumors

Promise of allogeneic cell therapies in lymphoma

Large unmet need remains despite progress with autologous cell therapies

- ~25% of eligible patients receive CAR-T therapy[1]
- ~35% of patients achieve long-term remission even in earlier lines of therapy[1]

Off-the-shelf modalities approaching bar set by autologous but falling short on durability

- Rejection limits potential of durable responses for first wave of allogeneic cell products
- Bispecifics lack curative potential of cell therapy

Goal to deliver more durable response rates vs autologous

- Century candidates designed to realize benefit of repeat dosing enabled by Allo-Evasion™
- Shift from "one and done" to finite repeat dosing to increase pharmacological pressure

1. Targeted Oncology, Many Challenges, Opportunities for CAR T-Cell Therapies in Lymphoma, Sept 2022

CENTURY THERAPEUTICS 14

15 Delivering on our vision to change the cell therapy treatment paradigm • Goal to improve durability, tolerability and ease of outpatient administration • Potential to eliminate need for lymphodepletion with subsequent cycles of therapy • First CD19-targeted agent to test durability benefit of repeat dosing enabled by Allo-EvasionTM edits CNTY-101: Differentiated next-gen CD19 targeted product CNTY-101 Allo-EvasionTM edits HLA-I Knockout IL-15 HLA-II Knockout CD19 CAR HLA-E Safety Switch

16 CNTY-101 shows strong pre-clinical anti-tumor activity In Vitro Serial killing assay Robust activity against lymphoma xenograft Borges, et al, ASH 2021

17 ELiPSE-1: First-in-Human Study CNTY-101 Study to assess: Impact of Allo-EvasionTM on iNK cell persistence and PK after multiple dosing (Schedule B) Multiple dose regimen with up to 6 doses with single lymphodepletion conditioning Potential to increase durability of responses with Allo-EvasionTM enabled repeat dosing regimen Day 1 LD Day 50 Subsequent dose(s) without additional LD* ≥1bn cells/dose * Subject to FDA approval Schedule A: Single ascending dose study (3+3 escalation design) DL1 DL2 DL3 100M 300M 1Bn Schedule B: Accessing multiple doses per cycle + IL-2 2nd cycle of single dose allowed for patients who demonstrate benefit Currently enrolling patients with relapsed/refractory CD19+ B-cell lymphomas First patient dosed February 2023

ELiPSE-1 translational endpoints



Lymphodepletion,
Century product
infusion
CNTY-101
Mechanism of Action/
Resistance
Safety & Other
Efficacy Correlates
Blood
Pharmacokinetics:
Expansion &
Persistence
Phenotype &
function
PD biomarkers/
B cell aplasia
Cellular
Immunogenicity
Serum/ Plasma
IL-15
Homeostatic cytokines,
IL-2
% VAF
Minimum residual disease
(ctDNA)
Humoral
Immunogenicity
CRP
Cytokines:
CRS,
neurotoxicity
Tumor Biopsy
iNK tumor
Trafficking
Tumor Antigen expression
Tumor immune microenvironment
Tumor Biology
Tumor burden and
other baseline
biomarkers

Initial proof of concept data in 2023

CENTURY
THERAPEUTICS

19 CNTY-102: Leveraging the γδ iT platform designed to deliver best-in-class potential HLA-II KO Illustrative construct γδTCR/CD3 IL-15/IL15RA HLA-E HLA-G HLA-I KO CD19/CD22 loop CAR Designed to address factors that limit durability of cell therapy in B-cell malignancies • γδiT cells demonstrate high proliferation, persistence, trafficking leading to potentially sustained anti-tumor activity • Dual targeting to designed to counter antigen escape relapse - a major limiting factor for durability of CD19 CAR T therapies • Armed with Allo-EvasionTM edits to enable repeat dosing to potentially deliver durable responses CNTY-102 Pre-clinical data available in 2023 Allo-EvasionTM

20 Vision for winning in solid tumors with γδ iT platform Trafficking and infiltration γδ iT cells - tissue homing TME / Immunosuppressive environment Requirement for chemotherapy conditioning Tumor heterogeneity • Novel conditioning regimens • Genetic engineering Challenges Century’s Solution Future engineering strategies • Engage endogenous immunity • Multi tumor targeting pathways CAR CD16 TCR Cytokine support Allo-Evasion TM Enhanced fitness Tracer TBD

21 iPSC-derived γδ T cells effective at tumor control as monotherapy and in combination with antibody Millar, et al, SITC 2022 γδ-EGFR-CAR-T cells demonstrate significant CAR killing of ovarian spheroids γδCAR-T demonstrate additive efficacy in combination with trastuzumab Treatment % TGI Significance trastuzumab 0 P=0.9980 γδ-CAR-T 18 P=0.7073 γδ-CAR-T + trastuzumab 42 P=0.0358 TGI = Tumor Growth Inhibition

22 CNTY-107: First in class Nectin-4 targeted γδ iT cell therapy Leveraging the power of the γδiT cell platform for solid tumors Nectin-4 has been validated by ADC approaches • Opportunity to address multiple Nectin-4 positive solid tumors • Potential indications include bladder, breast, pancreatic, non-small cell lung cancer, esophageal/gastric, head and neck, and/or ovarian cancers1 GD iT allogeneic therapies provide potential to improve upon ADC toxicity profile and efficacy • Intrinsic homing of GD iT cells to tissues and solid malignancies • Multi-tumor killing modalities to tackle heterogeneity Tumor cell killing Allo-EvasionTM Cell Fitness CNTY-107 Illustrative construct Nectin-4 CAR CD16 Tracer TCR Cytokine support 1. Cancer Res . 2016 May 15;76(10):3003-13

23 Strategy and 3-year vision for growth Delivering on potential for allogeneic cell therapies to exceed efficacy, safety and logistics of autologous approaches 2026+ Advancing multiple development candidates CNTY-102 development candidate pre-clinical data Clinical trial execution (ELiPSE-1) and preliminary data Multiple clinical stage candidates CNTY-101 clinical data providing initial proof of concept Accelerating CNTY-102 Poised for pivotal start in lymphoma Platform validation across multiple indications and targets 2023 Execution 2024 Acceleration 2025 Validation Solid balance sheet with $367.4M in cash, cash equivalents and investments YE22

Emerging leader in cell therapies for cancer Comprehensive iPSC cell platform For immune effector cells Technical Expertise Genetic and protein engineering, process development and immuno-oncology Foundation in Science Continuing investment in innovation drives R&D State-of-the-art GMP manufacturing facility Fully operational, enabling improved and faster product iteration Financial Strength Cash runway into 2026, Ended 4Q22 with cash, cash equivalents, and investments of $367.4M ~165 Employees including experienced leaders and entrepreneurs Emerging pipeline of candidates Product engine anticipated to deliver multiple INDs over the next 3 years BMS Discovery Collaboration Initial focus on AML (CNTY-104) and Multiple Myeloma (CNTY-106)